UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 8, 2004



                               ION NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     000-13117                22-2413505
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)



120 CORPORATE BOULEVARD, SOUTH PLAINFIELD, NEW JERSEY               07080
      (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (908) 546-3900



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 8, 2004, Ion Networks, Inc. (the "Company") was awarded a contract by General Dynamics to provide a secure access solution to several United States Marine Corps bases. This contract calls for approximately $500,000 in payments to the Company.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 12, 2004

                                      ION NETWORKS, INC.


                                      By: /s/ Patrick E. Delaney
                                         ---------------------------------------
                                         Name:  Patrick E. Delaney
                                         Title: Chief Financial Officer